UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2016 (December 22, 2016)

EASTERLY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37522	47-3864814
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Park Avenue, 21st Floor
New York, New York	10152
(Address of principal executive offices)	(Zip Code)

(646) 712-8300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 22, 2016, Easterly Acquisition Corp. (the “Company” or “Easterly”) announced that it intends to convene and then adjourn, without conducting any business, its special meeting of stockholders (the “Special Meeting”) to be held with respect to its proposed business combination with Sungevity, Inc. (“Sungevity”) pursuant to the Agreement and Plan of Merger, dated as of June 28, 2016, as amended, by and among the Company, its wholly-owned subsidiary, Solaris Merger Sub, Inc. (“Merger Sub”), Sungevity and Shareholder Representative Services LLC, which provides for the merger (the “Merger”) of Merger Sub with and into Sungevity. Easterly intends to reconvene the Special Meeting at 10:00 a.m., Eastern Time, on December 30, 2016 at the offices of Easterly Acquisition Corp., 375 Park Avenue, 21st Floor, New York, New York 10152. In connection with the adjournment of the Special Meeting to a later date and time, the deadline for delivery of public shares in connection with the redemption rights held by Easterly’s stockholders is 5:00 p.m., Eastern Time, two business days prior to the reconvened Special Meeting, which deadline would be 5:00 p.m., Eastern Time, on December 28, 2016. Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01 is a copy of the press release issued December 22, 2016.

Additional Information About the Transaction and Where to Find It

This Current Report on Form 8-K relates to a proposed business combination between the Company and Sungevity and may be deemed to be solicitation material in respect of the proposed business combination between the Company and Sungevity. The proposed business combination will be submitted to the respective stockholders of the Company and Sungevity for their approval. In connection with the proposed business combination, the Company filed with the SEC a registration statement on Form S-4 and mailed to its stockholders the definitive joint proxy and consent solicitation statement/prospectus forming a part thereof. This communication is not a substitute for the registration statement and definitive joint proxy and consent solicitation statement/prospectus that the Company filed with the SEC on November 9, 2016, or any other documents that Sungevity or the Company may file with the SEC or send to their respective stockholders in connection with the proposed business combination. The registration statement and definitive joint proxy and consent solicitation statement/prospectus contain important information about the Company, Sungevity, the proposed business combination and related matters.  Investors and security holders are urged to read the registration statement and definitive joint proxy and consent solicitation statement/prospectus carefully.

A copy of the definitive joint proxy and consent solicitation statement/prospectus was sent to all stockholders of the Company and Sungevity as of their respective record dates for seeking the required stockholder approvals. Investors and stockholders can obtain free copies of the registration statement and definitive joint proxy and consent solicitation statement/prospectus and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders can obtain free copies of the registration statement and definitive joint proxy and consent solicitation statement/prospectus from the Company by accessing the Company’s website at www.easterlyacquisition.com. Information contained on any website referenced in this Current Report on Form 8-K is not incorporated by reference in this Current Report on Form 8-K.

Participants in Solicitation

The Company and Sungevity, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of the Company’s stockholders in respect of the proposed business combination. Information about the directors and executive officers of the Company and Sungevity is set forth in the Company’s registration statement on Form S-4 and definitive joint proxy and consent solicitation statement/prospectus. Investors may obtain additional information about the interests of such participants by reading such registration statement and definitive joint proxy and consent solicitation statement/prospectus.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Forward-looking statements may relate to the proposed business combination between the Company and Sungevity and any other statements relating to future results, strategy and plans of the Company and Sungevity (including certain projections and business trends, and statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “will” or “will be taken”, “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of the Company or Sungevity, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. For Sungevity, these risks and uncertainties include, but are not limited to, its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, fluctuations in customer demand, the result of future financing efforts and its dependence on key personnel. For the Company, factors include, but are not limited to, the successful combination of the Company with Sungevity’s business, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction. Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including but not limited to the Company’s Form 10-K for the year ended December 31, 2015 and subsequent Forms 10-Q and in the Company’s registration statement on Form S-4 and the definitive joint proxy and consent solicitation statement/prospectus. Copies may be obtained by contacting the Company or the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

The information in this Current Report on Form 8-K is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

99.1	Press Release, dated December 22, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Easterly Acquisition Corp.

Date: December 22, 2016	By:	/s/ Avshalom Kalichstein
	Name:	Avshalom Kalichstein
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press Release, dated December 22, 2016